UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Inogen, Inc.

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 10, 2021. Meeting Information INOGEN, INC. Meeting Type: Annual Meeting For holders as of: March 12, 2021 Date: May 10, 2021 Time: 10:00 AM PDT Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/INGN2021. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/INGN2021 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX  (located on the following page). INOGEN, INC. 301 COROMAR DRIVE GOLETA, CA 93117 You are receiving this communication because you hold shares in the company named above.  This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).  We encourage you to access and review all of the important information contained in the proxy materials before voting. D30178-P48668 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:   1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX  (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2021 to facilitate timely delivery. How To Vote D30179-P48668 Please Choose One of the Following Voting Methods Vote By Internet:  Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.  During The Meeting: Go to www.virtualshareholdermeeting.com/INGN2021. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends you vote FOR the following: 1. Election of Class I Directors  Nominees:  01) R. Scott Greer  02) Heather Rider  03) Kristen Miranda The Board of Directors recommends you vote FOR proposals 2 and 3. 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021. 3. Approval on an advisory basis of our executive compensation for the fiscal year ended December 31, 2020. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. D30180-P48668

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